Exhibit 99.1

FTI Consulting, Inc.

555 12th Street NW

Washington, DC 20004

+1.202.312.9100

Investor & Media Contact

Mollie Hawkes

+1.617.747.1791

mollie.hawkes@fticonsulting.com

FTI Consulting, Inc. Announces Notice of Redemption for Any and All of its Outstanding 6.0% Senior Notes Due 2022

Washington D.C., Oct. 15, 2018 – FTI Consulting, Inc. (NYSE: FCN) today announced that a notice of redemption for all of the outstanding $300.0 million aggregate principal amount of its 6.0% Senior Notes due 2022 (the “Notes”) has been delivered to the holders of the Notes. The redemption date will be November 15, 2018 (“Redemption Date”), and the redemption price will be equal to $1,020.00 per $1,000.00 principal amount of the Notes, plus accrued and unpaid interest, if any, up to, but not including, the Redemption Date.

From and after the Redemption Date, the Notes will no longer be outstanding, and interest will cease to accrue on the Notes unless the Company defaults in making the redemption payment.

About FTI Consulting

FTI Consulting, Inc. is a global business advisory firm dedicated to helping organizations manage change, mitigate risk and resolve disputes: financial, legal, operational, political & regulatory, reputational and transactional. With more than 4,600 employees located in 28 countries, FTI Consulting professionals work closely with clients to anticipate, illuminate and overcome complex business challenges and make the most of opportunities. The Company generated $1.81 billion in revenues during fiscal year 2017. More information can be found at www.fticonsulting.com.

Safe Harbor Statement

This press release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve uncertainties and risks. Forward-looking statements include statements concerning our plans, objectives, goals, strategies, future events, future revenues, future results and performance, expectations, plans or intentions relating to acquisitions, redemption of indebtedness, share repurchases and other matters, business trends and other information that is not historical, including statements regarding estimates of our future financial results. When used in this press release, words such as “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “forecasts” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, estimates of our future financial results, are based upon our expectations at the time we make them and various assumptions. Our expectations, beliefs and projections are expressed in good faith, and we believe there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs and estimates will be achieved, and the Company’s actual results may differ materially from our expectations, beliefs and estimates. Factors that could cause such differences include declines in demand for, or changes in, the mix of services and products that we offer, the mix of the geographic locations where our clients are located or where services are performed, fluctuations in the price per share of our common stock, adverse financial, real estate or other market and general economic conditions, and other future events, which could impact each of our segments differently and could be outside of our control, the pace and timing of the consummation and integration of future acquisitions, the Company’s ability to realize cost savings and efficiencies, competitive and general economic conditions, retention of staff and clients, new laws and regulations, or changes thereto, including the Tax Cuts and Jobs Act of 2017, and other risks described under the heading “Item 1A, Risk Factors” in the Company’s annual report on Form 10-K for the year ended December 31, 2017, filed with the Securities and Exchange Commission (the “SEC”), including the risks set forth under “Risks Related to Our Reportable Segments” and “Risks Related to Our Operations,” and in the Company’s other filings with the SEC. We are under no duty to update any of the forward-looking statements to conform such statements to actual results or events and do not intend to do so.